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IMPORTANT NOTICE

Dear Customer:

Please read this document carefully to understand its contents. Should you need any clarification or have any question, please feel free to contact our official responsible for this document or seek proper advice from any advisor or consultant as you deem appropriate.

CITIBANK, N.A.
BANGKOK BRANCH
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                     CONTINUING COMMERCIAL CREDIT AGREEMENT

Citibank, N.A.

Bangkok, Thailand                                      Date: 15 November 2000

         In consideration of the Bank's opening, at my/our request, or any of us, under the Application for Opening Commercial Letter of Credit (the "Application"), from time to time, at the Bank's option, one or more Commercial Letter(s) of Credit (each such being hereinafter referred to as the "Credit"), I/we hereby (jointly and severally) agree as follows:

         1. On demand to accept on presentation and pay at maturity all time drafts, and to pay upon presentation all sight drafts drawn or purported to be drawn pursuant to the Credit; in case any such drafts shall be in currency other than that which is legal tender of the place of payment at the Bank's office, to pay the equivalent of the amount of such drafts in currency which shall be legal tender at the place of payment at the current drawing rate on the date of actual payment for CITIBANK drafts at sight on the place at which cover is to be provided, together with interest at the current rate prevailing at the time of negotiation of such drafts from the date thereof to the date of payment or arrival date of remittance at the place where cover is to be provided; also, to pay on demand all charges and expenses incurred by the Bank or the Bank's branch or correspondent in connection with and/or arising out of advising or confirming or amending the terms of the letter of credit and/or the relative drawings under the Credit and/or relative property or otherwise, howsoever incurred in relation to this transaction. Such charges and expenses may be included in the drafts and/or invoices or billed separately to me/us. I/we hereby accept this transaction and agree that all the said drafts with interest and the said charges and expenses shall be immediately paid in full.

         2. I/We will comply with any and all governmental exchange regulations now or hereafter applicable to the purchase of foreign exchange relative to drafts drawn under the Credit, or purporting to be so drawn and will indemnify and hold the Bank harmless from any failure to so comply.

         3. That, if the aforesaid Application requests the inclusion in the Credit of any provision for clean advance(s) ("Clean Advance") to the beneficiary, the Bank may place in the Credit such a provision in that respect as the Bank may deem appropriate, under which any bank entitled to negotiate drafts under the Credit, acting in its discretion in each instance and upon the request and receipt in writing from the beneficiary, may make any one or more Clean Advances at any time on or prior to the date by which bills of exchange (or drafts) are to be negotiated under the Credit. The aggregate of such advance(s) shall in no event be more than the amount specified in the application for Clean Advances or any other documents in relation to the Clean Advance, and in no event shall any such advance exceed the amount remaining available under the Credit at the time of the advance. While it is expected by me/us that each such advance will be repaid to the bank(s) that made the advance(s) by the beneficiary from the proceeds of any draft(s) drawn under the Credit, should any such advance(s) not be thus repaid, I/we will on demand pay the Bank the amount(s) thereof as if such advance(s) were evidenced by draft(s) drawn under the Credit, together with interest on each such amount for the period that the same shall be outstanding at the prevailing rate or rates charged by the Bank on providing such advance(s) as permitted by applicable laws. It is understood that neither the Bank nor any bank(s) which makes such advances(s) shall be obligated to inquire into the use that may be made thereof by the beneficiary and that the Bank and each such bank shall be without liability for any wrongful use that may be made by the beneficiary of any funds so advanced.

         4. To pay the Bank on demand, with respect to the Credit, a commission at the rate prescribed by the Bank on providing the Credit, and any and all charges and expenses which may be paid or incurred by the Bank in connection with the Credit.

         5. That, except as instructions may be given to the Bank by me/us in writing expressly to the contrary with regard to, and prior to the opening of the Credit: (a) the Bank and/or any of the Bank's correspondents may receive and accept as "bills of lading" relative to the Credit, any document(s) issued or purporting to be issued by or on behalf of any carrier which acknowledge(s) receipt of property for transportation, whatever the specific provisions of such document(s), the date of each such document shall be deemed the date of shipment of the property mentioned therein, and any such bill of lading issued by or on behalf of an ocean carrier may be accepted by the Bank or the Bank's correspondents as an "ocean bill of lading" whether or not the entire transportation is by water. (b) part shipment(s), and/or shipment(s) in excess of the quantity called for in the credit may be made and the Bank or the Bank's correspondents may honour the relative drafts, my/our liability to reimburse the Bank for payments made or obligations incurred on such drafts not being limited to the amount of the Credit; (c) if the Credit specifies shipments in installments within stated periods, and the shipper fails to ship in any designated period, shipment of subsequent installments may nevertheless be made in their respective designated periods and the Bank or the Bank's correspondents may honour the relative drafts, (d) the Bank and/or the Bank's correspondents may receive and accept as documents of insurance under the Credit either insurance policies or insurance certificates which need not be for an amount of insurance greater than the amount paid by the Bank under or relative to the Credit, and (e) the Bank and/or any of the Bank's correspondents may receive, accept or pay as complying with the terms of the Credit, any drafts or other documents, otherwise in order, which may be signed by, or issued to, the administrator or executor of, or the trustee in bankruptcy of, or the receiver for any of the property of the party in whose name the Credit provides that any drafts or other documents should be drawn or issued.

         6. To procure promptly any essential import, export or other licenses for the import, export or shipping of any and all property shipped under or pursuant to or in connection with the Credit and to comply with any and all foreign and domestic governmental regulations in regard to the shipment of any and all such property or the financing thereof, and to furnish such certificates in that respect as the Bank may at any times(s) require, and to keep the property covered by insurance satisfactory to the Bank, issued by insurers acceptable to the Bank, and to specify the Bank as the sole beneficiary and loss payee and/or to assign the policies or certificates of insurance to the Bank, or to make the loss or adjustment, if any, payable to the Bank, at the Bank's option, and to furnish the Bank, if demanded, with evidence of acceptance by the insurers of such assignment.

         7. That, as security for any and all of my/our obligations and/or liabilities hereunder, and also for any and all other obligations and/or liabilities, absolute or contingent, due or to become due, which are now, or may at any time(s) hereafter be owing by me/us to the Bank, I/we hereby recognize and admit the Bank's ownership in and unqualified right to the possession and disposal of any and all shipping documents, warehouse receipts, policies or certificates of insurance and other documents accompanying or relative to drafts drawn under the Credit and in and to any and all property shipped under or pursuant to or in connection with the Credit, or in any way relative thereto or to any of the drafts drawn thereunder (whether or not such documents, goods or other property be released to or upon my/our order on trust or bailee receipt), and in and to the proceeds of each and all of the foregoing, until such time as all of my/our obligations and/or liabilities to the Bank at any time existing under or pursuant to this Agreement, or the Credit herein referred to, or any other obligations or liabilities of me/us, to the Bank, now existing or hereafter arising, have been fully paid and discharged. That all or any of such property and/or documents, and the proceeds thereof, coming into the Bank's possession, or that of any of the Bank's correspondents, may be held and disposed of by the Bank as hereinafter provided, it being understood that the receipt by the Bank, or by any of the Bank's correspondents, at any time of other security of whatsoever nature, including cash, shall not be deemed a waiver of any of the Bank's rights or powers hereunder. Insofar as any property and/or documents, which may be held by the Bank, or for the Bank's account, as collateral hereunder, may be released by the Bank to or upon my/our order in trust, I/we will sign and deliver to the Bank on demand such form(s) of trust receipt and/or statement(s) of trust receipt financing as may be satisfactory to the Bank, and will pay any relative filing fees, it being understood that the Bank's rights as specified herein or therein shall be in furtherance or and/or in addition to, but not in limitation of, the Bank's rights under any applicable law. Upon any transfer, sale, delivery, surrender or endorsement of any bill of lading, warehouse receipt or other document at any time(s) held by the Bank, or held for the Bank's account by any of the Bank's correspondents, relative to any draft(s), accepted by the Bank in reliance hereon, I/we will indemnify and hold the Bank harmless from and against each and every claim, demand, action or suit which may arise against the Bank, or any such correspondent(s), by reason thereof.

         8. To pledge, and do hereby pledge, to the Bank as security for any and all of my/our obligations and/or liabilities hereinbefore or hereinafter referred to, now or hereafter existing, any and all of my/our property now or at any time(s) hereafter in the Bank's possession or control, or that of any third party acting in the Bank's behalf, whether for the express purpose of being used by the Bank as collateral security or for safe-keeping or for any other or different purpose, including such property as may be in transit by mail or carrier to or from the Bank, a lien being hereby given the Bank upon any and all such property for the aggregate amount of any and all such obligations and/or liabilities; and I/we hereby authorize the Bank, at the Bank's option, at any time(s), whether or not the property then held by the Bank as security hereunder is deemed by the Bank to be adequate, to appropriate and apply upon any and all of the said obligations and/or liabilities, whether or not then due, any and all moneys now or hereafter with the Bank on deposit or otherwise to the credit of or belonging to me/us and/or, in the Bank's discretion, to hold any such moneys as security for any such obligations or liabilities until the exact amount thereof, if any, shall have been definitely ascertained by the Bank. The Bank's rights and liens hereunder shall continue unimpaired, and I/we shall be and remain obligated in accordance with the terms and provisions thereof notwithstanding the release or substitution of any property which may be held as collateral hereunder at any time(s) or of any rights or interests therein, or any delay, extension of time, renewal, compromise or other indulgence granted by the Bank in reference to any of the aforesaid obligations and/or liabilities, or any promissory note, draft, bill of exchange or other instrument given the Bank in connection with any of the aforesaid obligations and/or liabilities, I/we hereby waive notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consent to be bound thereby as fully and effectually as if I/we had expressly agreed thereto in advance.

         9. At any time and from time to time, on demand, to deliver, convey, transfer, or assign to the Bank, as security for any and all of my/our obligations and/or liabilities hereunder and also for any and all other obligations and/or liabilities, absolute or contingent, due or to become due, which are now, or may at any time hereafter, be owing by me/us to the Bank, additional security of a value and character satisfactory to the Bank, or to make such cash payment(s) as the Bank may require.

         10. The Bank is hereby authorised, at the Bank's option and without any obligation to do so, to transfer to and/or register in the name(s) of the Bank's nominee(s) all or any part of the property which may be held by the Bank as security at any time(s) hereunder, and to do so before or after the maturity of any of the said obligations and/or liabilities and with or without notice to me/us.

         11. Cross Collateralization: Any and all security given or to be given under this Agreement or in any document contemplated herein shall be a cross collateral creating a security interest for any and all, aclual and contingent, current and future debts owed to the Bank and/or Citicorp Leasing (Thailand) Limited ("CLT") and/or any and all subsidiaries and affiliates of the Bank by me/us and/or the security provider. I/We and/or the security provider hereby agrees that I/we and/or the security provide shall as soon as practicable execute and deliver to the Bank all documents and do all acts and things, including but not limited to registration with officials in charge if required, necessary for making and rendering such collateral valid, binding and enforceable, and shall from time to time enter into any amendment or supplement to this Agreement and/or the said collateral document as may be requested by the Bank and/or CLT.

         12. Prohibition of the Second Lien on Security: The security created or to be created under this Agreement or any document contemplated herein shall at all times be perfect and rank first as collateral in favour of the Bank and/or CLT, and I/we and/or the security provider shall not create any other security interest or collateral right over the property which is the subject matter of the security created or to be created under this Agreement or any document contemplated herein.

         13. Upon the non-performance of any of the promises to pay hereinabove set forth, or upon the non-payment of any of the other obligations or liabilities abovementioned or occurrence of any Event of Default under this Agreement or any document contemplate herein, or upon my/our failure forthwith, with or without notice, to furnish satisfactory additional collateral or to make payments on account as hereinbefore agreed, or to perform or comply with any of the other terms or provisions of this Agreement, or in the event of the death, failure in business, dissolution or termination of existence of me/us, or in case any petition in bankruptcy should be filed by or against me/us, or any proceedings in bankruptcy, or under any laws relating to the relief of debtors, should be commenced for the relief or readjustment of any indebtedness or me/us, either through reorganization, composition, extension or otherwise, or if I/we should make an assignment for the benefit of creditors or take advantage of any insolvency law, or if a receiver of any property of me/us should be appointed at any time, or if any funds or other property of me/us which may be in, or come into, the Bank's possession or control, or that of any third party acting in the Bank's behalf as aforesaid, should be attached or distrained or should be or become subject to any mandatory order of court or other legal process, then, or at any time after the happening of any such event, any or all of the aforesaid obligations and/or liabilities of me/us shall, subject to the applicable laws, at the Bank's option, become due and payable immediately, without demand or notice; and full power and authority are hereby given to the Bank to sell, assign, and deliver all or any of the property hereinbefore referred to, at any broker's board, or at public or private sale, at the Bank's option, either for cash or on credit or for future delivery, without assumption of any credit risk, and without either demand, advertisement or notice of any kind, all of which are hereby expressly waived. At any sale hereunder, the Bank may, in the Bank's discretion, purchase the whole or any part of the property sold, free from any right of redemption on my/our part, all such rights being also hereby waived and released. In event of any sale or other disposition of any of the property aforesaid, after deducting all costs or expenses of every kind for care, safekeeping, collection, sale, delivery or otherwise, the Bank may apply the residue of the proceeds of the sale(s) or other disposition thereof, to the payment or reduction, either in whole or in part, of all or any of the aforesaid obligations and/or liabilities, whether or not then due, making proper allowance for interest on obligations or liabilities not then due, and return the excess, if any, to me/us (or the one(s) of us whose property may have yielded the excess: all without prejudice to the Bank's rights as against me/us with respect to any and all amounts which may be or remain unpaid on any of the aforesaid obligations and/or liabilities at any time(s).
         Event of Default specified in the first paragraph of this Clause shall also include:
         (a) Cross Default and Cross Acceleration: If I/we fails for any reason to make payment of any indebtedness or perform any of its obligations to the Bank and/or CLT and/or any and all of subsidiaries and affiliates of the Bank under any other agreement or document, or any other creditor when due, or if any indebtedness under any agreement or document binding on the me/us is validly declared or otherwise becomes due and payable prior to its specified maturity date at any time from the signing date of this Agreement and the failure is not cured within seven (7) calendar days; then it shall be deemed that there has occurred and is continuing an Event of Default under this Agreement and/or any other agreement or document made between I/we and any the Bank and/or CLT and/or any and all subsidiaries and affiliates of the Bank.
         (b) Change of Ownership as Event of Default: If at any time the top ten existing my/our major shareholders has lost, reduced or waived their right to the direct shareholding and ownership in my/our company to less than (50%) of the company's issued share capital; then it shall be deemed that there has occurred and is continuing an Event of Default under this Agreement and/or under any other agreement or document made between I/we and any of the Bank and/or CLT and/or any and all subsidiaries and affiliates of the Bank.

         14. That neither the Bank nor any of the Bank's correspondents shall be responsible for: (a) the use which may be made of the Credit or for any acts or omissions of the beneficiary(ies) in connection therewith; (b) the existence, character, quality, quantity, condition, packing, value or delivery of the property purporting to be represented by documents; (c) any difference in character, quality, quantity, condition, or value of the property from that expressed in documents, (d) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient fraudulent or forged; (e) the time, place, manner or order in which shipment is made; (f) partial or incomplete shipment, or failure or omission to ship any or all of the property referred to in the Credit; (g) the character, adequacy, validity or genuineness of any insurance; (h) the solvency or responsibility of any insurer, or for any other risk connected with insurance; (i) any deviation from instructions, delay, default or fraud by the shipper and/or any other(s) in connection with the property or the shipping thereof; (j) the solvency, responsibility or relationship to the property of any party issuing any documents in connection with the property; (k) delay in arrival, or failure to arrive, of either the property or any of the documents relating thereto; (l) delay in giving, or failure to give, notice of arrival or any other notice; (m) any breach of contract between the shipper(s) or vendor(s) and the consignee(s) or buyer(s); (n) failure of any draft to bear any reference or adequate reference to the Credit or failure of documents to accompany any draft at negotiation, or failure of any person to surrender or to take up the Credit or to send forward documents apart from drafts as required by the terms of the Credit, each of which provisions, if contained in the Credit itself, it is agreed may be waived by the Bank, or (o) errors, omission, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, wireless or otherwise whether or not they may be in cipher. That the Bank shall not be responsible for any act, error, neglect or default, omission, insolvency or failure in business of any of the Bank's correspondents, and that the happening of any one or more of the contingencies referred to in the preceding sentence shall not affect, impair or prevent the vesting of any of the Bank's rights or powers hereunder. In furtherance and extension and not in limitation of the specific provisions hereinbefore set forth, it is hereby further agreed that any action, inaction or omission taken or suffered by the Bank, or by any of the Bank's correspondents, under or in connection with the Credit or the relative drafts, documents or property, if in good faith, and in conformity with such foreign or domestic laws, customs or regulations as the Bank or any of the Bank's correspondents may deem to be applicable thereto, shall be binding upon me/us and shall not place the Bank or any of the Bank's correspondents under any resulting liability to me/us.

         15. The word "property" as used herein includes goods and merchandise, as well as any and all documents relative thereto, also, securities, funds, and any and all other forms of property, whether real, personal or mixed and any right or interest of me/us therein or thereto.

         16. That in the event of any change or  modification  with  respect to:
(a) the amount or duration of the Credit (b) the time or place of shipment of any relative property: (c) the drawing, negotiation, presentation, acceptance or maturity of any drafts, acceptances of other documents, or (d) any of the other terms or provisions of the Credit, such being done at my/our request, this Agreement shall be binding upon me/us in all respects with regard to the Credit so changed or modified, inclusive of any action taken by the Bank or any of the Bank's correspondents relative thereto.

         17. That the Bank may at any time assign or transfer, or sub-participate its interest in whole or in part under, the Agreement or any instrument(s) evidencing all or any of the aforesaid obligations and/or liabilities, and may deliver all or any of the property then held as security therefor, to the transferee(s), who shall thereupon become vested with all the powers and rights in respect thereto given to the Bank herein or in the instrument(s) transferred, and the Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect thereto, but the Bank shall retain all rights and powers hereby given with respect to any and all instrument(s), rights, or property not so transferred. I/We shall not assign my/our rights hereunder either in whole or in part to any other person.

         18. No delay on the Bank's part in exercising any power of sale or any other rights or options hereunder, and no notice or demand, which may be given to or made upon me/us by the Bank with respect to any power of sale or other right or option hereunder, shall constitute a waiver thereof, or limit or impair the Bank's right to take any action or to exercise any power of sale, or any other rights or options hereunder, without notice or demand, or prejudice the Bank's rights as against me/us in any respect.

         19. This Agreement shall be binding upon me/us, my/our heirs, executors, administrators, successors and assigns, and shall inure to the benefit of, and be enforceable by the Bank, the Bank's successors, transferees and assigns. If this Agreement should be terminated or revoked by operation of law as to me/us, I/we will indemnify and save the Bank harmless from any loss which may be suffered or incurred by the Bank in acting hereunder prior to the receipt by the Bank, or the Bank's successors, transferees or assigns, of notice in writing of such termination or revocation, If this Agreement is executed by two or more parties, they shall be severally liable hereunder, and the word "I/we" wherever used herein shall be construed to refer to each of such parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments; and in any such case, this Agreement shall not be revoked or impaired as to any one or more or such parties by the death of any of the others or by the revocation or release of any obligations hereunder of any one or more of such other parties. Furthermore, this Agreement shall be deemed to be made under and shall be governed by the laws of the Kingdom of Thailand in all respects, including matters of construction, validity and performance, and none of its terms or provisions may be waived, altered, modified or amended except in writing duly signed for and on the Bank's behalf.

         20. If either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) compliance by the Bank with any guideline or request from any central bank or other governmental authority in or outside Thailand (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and the Bank determines that the amount of such capital is increased by or based upon the existence of this Credit (or similar contingent obligations) then, upon demand by the Bank, I/we shall immediately pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank in the light of such circumstances, to the extent that the Bank reasonably determines such increase in capital to be allocable to the issuance or maintenance of a Letter of Guarantee or Letter of Indemnity. A certificate as to such amounts submitted to me/us by the Bank, shall, in the absence of manifest error, be conclusive and binding for all purposes.

         The Application shall be deemed to have been accepted and this Credit deemed to have been issued when written or cable advice thereof has been sent to the beneficiary.

         Except so far as otherwise expressly stated, this Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision). International Chamber of Commerce Publication No. 500 effective January 1, 1994 as amended from time to time.

                                Very truly yours,

                                                                 (Seal)
                                    -Signed-
                         King Power Duty Free Co., Ltd.
                            (Authorized Signature(s))

                                    -Signed-
                      1. insert the company's name (if any)